Motley Fool Small-Cap Growth ETF
Schedule of Investments
May 31, 2024 (Unaudited)

COMMON STOCKS - 97.1%	Number of Shares	Value
Aerospace & Defense - 7.3%
Axon Enterprise, Inc.(a)	9,801	$2,760,647
Leonardo DRS, Inc.(a)	123,296	2,903,621
		5,664,268

Air Freight & Logistics - 3.2%
GXO Logistics, Inc.(a)(b)	49,698	2,496,331

Automobile Components - 5.8%
Fox Factory Holding Corp.(a)	38,266	1,783,961
Gentex Corp.(b)	78,448	2,745,680
		4,529,641

Banks - 2.7%
Live Oak Bancshares, Inc.	59,601	2,055,042

Biotechnology - 2.9%
Ultragenyx Pharmaceutical, Inc.(a)	55,117	2,212,396

Building Products - 1.8%
Trex Co., Inc.(a)	15,979	1,381,864

Capital Markets - 3.3%
StoneX Group, Inc.(a)	33,714	2,530,910

Electronic Equipment, Instruments & Components - 2.5%
IPG Photonics Corp.(a)	22,010	1,908,927

Financial Services - 3.6%
Toast, Inc. - Class A(a)(b)	113,600	2,752,528

Ground Transportation - 5.0%
Landstar System, Inc.(b)	7,760	1,412,553
RXO, Inc.(a)	119,208	2,433,035
		3,845,588

Health Care Equipment & Supplies - 16.3%
Globus Medical, Inc. - Class A(a)(b)	53,540	3,593,069
Inari Medical, Inc.(a)(b)	58,496	2,924,800
Penumbra, Inc.(a)(b)	6,285	1,190,819
Shockwave Medical, Inc.(a)(b)	8,500	2,847,500
UFP Technologies, Inc.(a)(b)	8,000	2,082,880
		12,639,068

Health Care Providers & Services - 3.5%
HealthEquity, Inc.(a)	33,166	2,708,999

Health Care Technology - 1.9%
Certara, Inc.(a)(b)	88,800	1,505,160

Industrial REITs - 2.4%
STAG Industrial, Inc.(b)	53,143	1,863,194

Insurance - 4.1%
Goosehead Insurance, Inc. - Class A(a)(b)	49,310	3,180,495

Leisure Products - 2.1%
Topgolf Callaway Brands Corp.(a)(b)	103,547	1,620,511

Oil, Gas & Consumable Fuels - 3.5%
Northern Oil & Gas, Inc.(b)	66,548	2,723,810

Personal Care Products - 2.2%
BellRing Brands, Inc.(a)	30,000	1,745,100

Semiconductors & Semiconductor Equipment - 3.8%
SiTime Corp.(a)(b)	13,896	1,692,811
Wolfspeed, Inc.(a)(b)	47,702	1,225,941
		2,918,752

Software - 13.6%
Alarm.com Holdings, Inc.(a)(b)	58,352	3,816,804
DoubleVerify Holdings, Inc.(a)(b)	37,389	680,480
LiveRamp Holdings, Inc.(a)	23,900	747,831
nCino, Inc.(a)(b)	28,832	880,241
Q2 Holdings, Inc.(a)(b)	34,670	2,108,630
Smartsheet, Inc. - Class A(a)	62,351	2,306,987
		10,540,973

Textiles, Apparel & Luxury Goods - 1.8%
Crocs, Inc.(a)	8,856	1,378,348

Trading Companies & Distributors - 3.8%
Watsco, Inc.(b)	6,190	2,939,631
TOTAL COMMON STOCKS (Cost $68,531,764)		75,141,536

SHORT-TERM INVESTMENTS - 40.8%
Investments Purchased with Proceeds from Securities Lending - 40.8%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.52%(c)	31,608,312	31,608,312
TOTAL SHORT-TERM INVESTMENTS (Cost $31,608,312)		31,608,312

TOTAL INVESTMENTS - 137.9% (Cost $100,140,076)		$106,749,848
Liabilities in Excess of Other Assets - (37.9)%		(29,353,006)
TOTAL NET ASSETS - 100.0%
		$77,396,842

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of May 31, 2024. The total market value of these securities was $30,718,518 which represented 39.7% of net assets.
(c)	The rate shown represents the 7-day effective yield as of May 31, 2024.

PORTFOLIO VALUATION - The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB, Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS - The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1 -	Prices are determined using quoted prices in active markets for identical securities.
Level 2 -	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of Returns the end of the date range, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	75,141,536	–	–	75,141,536
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	31,608,312
Total Investments	75,141,536	–	–	106,749,848

Refer to the Schedule of Investments for additional information.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Refer to Schedule of Investments for industry classifications.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2024, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.